EXHIBIT 10.9


      THE STOCK OPTIONS DESCRIBED HEREIN AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

 Date:____________________                           Option ____________

 This Stock Option Transfer Agreement (the "Agreement") is made and entered into on this ________________ by and between BRAD JACOBY, individual ("Grantor"), and _______________, individual ("Recipient"), and takes effect only after closing (as that term is defined therein) of the Purchase Agreement by and between INTEGRATED PERFORMANCE SYSTEMS, INC. ("IPFS") and BEST CIRCUIT BOARDS, INC. d/b/a Lone Star Circuits ("LSC") executed on October 22, 2004.

                                  WITNESSETH

 WHEREAS, Recipient is recognized as a key employee to LSC, and will in the future be a key employee of the surviving entity of the merger between IPFS and LSC (the "Merged Entity");

 NOW, THEREFORE, in consideration of the premises, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Grantor and Recipient agree as follows:


 1.  Granting of Stock Options
     -------------------------
 Grantor, an individual residing in Dallas County, Texas, hereby transfers and conveys to Recipient an option to acquire ________________ shares of stock in the Merged Entity from Grantor. The stock issued to Recipient pursuant to the exercise of options granted in this Agreement (the "underlying stock") shall be stock owned by Grantor and not newly issued treasury stock of the Merged Entity.

 2.  Exercise Price
     --------------
 Exercise of the granted options shall be a cashless exercise.

 3.  Exercise Period
     ---------------
 The options described herein are exercisable at any time subsequent to the execution of this agreement.

 4.  Right of First Refusal on Sale of Stock
     ---------------------------------------
 Grantor hereby retains a right of first refusal on any sale of stock by Recipient subsequent to Recipient's exercise of stock options granted under this Agreement. Grantor shall have the right to purchase all or a portion of the stock offered for sale by Recipient at the same bid price offered to a third party.

 5.  Shares Carry Restrictions
     -------------------------
      The shares of Common Stock of the Company purchased upon exercise of this Option ("Restricted Stock") or purchasable upon exercise of this Option ("Underlying Stock") shall not be transferable except upon the conditions stated below, which are intended to insure compliance with federal and state securities laws. The certificates representing these shares of stock, unless the same are registered prior to exercise of this Option, shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The securities have been acquired for investment and may not be sold, offered for sale or transferred in the absence of an effective registration under the Securities Act of 1933, as amended, and any applicable state securities laws or an opinion of counsel satisfactory in form and substance to counsel for the Company that the transaction shall not result in a violation of state or federal securities laws."

 BY EXECUTION OF THIS AGREEMENT, TRANSFEREE HEREBY
 ACKNOWLEDGES THAT HE IS TAKING SUBJECT TO SUCH RESTRICTIONS AND WILL FOREVER HOLD GRANTOR HARMLESS FOR ANY ABILITY OR LACK THEREOF TO TRANSFER OR SELL SUCH SECURITIES.

 6.  No Guarantee of Future Value
     ----------------------------
 While Grantor, as Chief Executive Officer of the Merged Entity, will diligently pursue all means of obtaining adequate return on the stock of the merged entity, Grantor makes no guarantee as to the future value of such transferred shares. Recipient should consult its own investment advisor as to the advisability of the continued holding of the transferred shares once restrictions on the sale or transfer have been removed.

 7.  Method of Exercise.
     -------------------
 While this Option remains outstanding and exercisable, the Recipient may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by: (i) the surrender of the Option, together with a duly executed copy of the form of exercise attached hereto, to the Secretary of the Company at its principal offices; and (ii) a statement identifying the number of shares for which the options are being exercised.

 8.  Certificate for Shares
     ----------------------
 Upon the exercise of the rights evidenced by this Option, one or more certificates for the number of Shares so redeemed shall be issued as soon as practicable thereafter, and in any event within 30 days of the delivery of the subscription notice.

 9.  Reservation of Shares
     ---------------------
 Jacoby covenants that he will at all times, keep available such number of authorized shares of his Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Option for the full number of Shares specified herein, upon exercise of this Option. Jacoby further covenants that such Shares, when issued pursuant to the exercise of this Option, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

 In furtherance of this Section 9, Jacoby shall, immediately upon receipt of common stock in IPFS pursuant to the closing of the transaction referenced in the preamble to this Agreement, deposit into escrow an amount of stock sufficient to satisfy the amount of the grant as described herein. A separate escrow agreement shall be executed and incorporated as if described fully herein.

 10.  Adjustment of Exercise Price and Number of Shares
      -------------------------------------------------
 The number of and kind of securities purchasable upon exercise of this Option shall be subject to adjustment from time to time as follows:

           (a) Subdivisions and Combinations. If the Company shall at any time prior to the expiration of this Option subdivide its Common Stock by split-up or otherwise, or combine its Common Stock, the number of Shares issuable on the exercise of this Option shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

           (b) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Option, the Company shall promptly notify Recipient of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Option.

 11.  No Stockholder Rights
      ---------------------
 Prior to the exercise of this Option, Recipient shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such Recipient shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

 12.  Mutilated or Missing Options
      ----------------------------
 In case any Option shall be mutilated, lost, stolen or destroyed, Jacoby shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Option, or in lieu of and substitution for the Option lost, stolen or destroyed, a new Option of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to Jacoby of such loss, theft or destruction of such Option and indemnity or bond, if requested, also reasonably satisfactory to Jacoby. An applicant for such substitute Option shall also comply with such other reasonable regulations and pay such other reasonable charges as Jacoby may prescribe.

 13.  Payment of Taxes
      ----------------
 Jacoby will pay all taxes (other than any income taxes or other similar taxes), if any, attributable to the initial issuance of the Option and the issuance of the Shares upon the exercise of the Option, provided, however, that Jacoby shall not be required to pay any tax or taxes which may be payable in respect of the issuance or delivery of any Option, or the transfer thereof, and no such issuance, delivery or transfer shall be made unless and until the person requesting such issuance or transfer has paid to Jacoby the amount of any such tax, or has established, to the satisfaction of Jacoby, that no such tax is payable or such tax has been paid.

 The options granted herein will constitute compensation under S61 of the Internal Revenue Code. Under that provision, Recipient would have compensation in the amount of the fair market value of the underlying stock received pursuant to the exercise of the options granted under this Agreement as of the date of exercise. Recipient hereby acknowledges the opportunity to consult with its own tax advisor as to the proper tax treatment of both the granting and exercise of the options. Recipient further acknowledges that he will be responsible for all taxes imposed on the granting or exercise of options, as well as on any subsequent sale or transfer of the underlying stock.

 14.  Option Register
      ---------------
 The Options shall be numbered and shall be registered on the books of the Company (the "Option Register") as they are issued. The Company shall be entitled to treat the registered holder of any Option on the Option Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Option on the part of any other person, and shall not be liable for any registration or transfer of Options which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

 15.  Transfer of Options
      -------------------
 The Options shall be transferable on the Option Register only upon delivery thereof duly endorsed by the Recipient or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Option or Options to the Person entitled thereto. Notwithstanding the foregoing, the Company shall have no obligation to cause Options to be transferred on its books to any Person, unless the Recipient of such Options shall furnish to the Company evidence of compliance with the Securities Act of 1933, as amended, and applicable state blue sky laws.

 16.  Successors and Assigns
      ----------------------
 The terms and provisions of this Option shall inure to the benefit of, and be binding upon, Jacoby and the holders hereof and their respective successors and assigns.

 17.  Agreement is with Individual, not Corporation
      ---------------------------------------------
 Recipient hereby acknowledges that this Agreement is only with the individual Grantor Brad Jacoby. In no way does this Agreement create any rights on behalf of Recipient with respect to IPFS, LSC, or the Merged Entity.

 18.  Transfer Void to the Extent Grantor Retains Less than 51% of the Merged
      -----------------------------------------------------------------------
      Entity
      ------
 The merger transaction between IPFS and LSC, which will take place immediately prior to execution of this Agreement, involves the transfer of control to the Merged Entity to Grantor Brad Jacoby. Under no circumstances will any transfer pursuant to this Agreement or pursuant to similar agreements made with other key employees contemporaneously with the execution of this Agreement, leave Grantor with less than 51% control of all shares issued and outstanding of the Merged Entity. To the extent this Agreement creates such a transfer, such transfer shall be void ab initio.

 In the event of such a transfer under this section, the number of shares transferred shall be adjusted proportionally with those shares transferred under similar agreements made contemporaneously with other key employees.

 19.  Disputes to be Arbitrated
      -------------------------
 Any unresolved disputes arising out of this Agreement shall be submitted to the nearest office of the American Arbitration Association for resolution.

 20.  Governing Law; Venue
      --------------------
 This Agreement shall be made and entered into in Dallas, Dallas County, Texas, and shall be governed by and construed and enforced in accordance with the Laws of the State of Texas without giving effect to any conflict of law, rule, or principle of that state. Venue for any actions in construction or enforcement of this Agreement shall be Dallas County, Texas.

 21.  Severability
      ------------
 The provisions of this Agreement are intended to be severable. If any such provision is held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

 22.  Prior Understandings
      --------------------
 This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein. Specifically, but not by way of limitation, this Agreement incorporates and supersedes the oral option agreement made between Grantor and Recipient on or about April, 1996.

 23.  Amendments; Waiver
      ------------------
 This Agreement may be amended only in writing by the mutual consent of both Grantor and Recipient. No waiver of any provision of this Agreement shall arise from any action or inaction of any party, except an instrument in writing expressly waiving the provision executed by the party entitled to the benefit of the provision.

 24.  Entire Agreement
      ----------------
 This Agreement, together with any documents and exhibits given or delivered pursuant to this Agreement, constitutes the entire agreement between the parties to this Agreement on the subject matter of this Agreement. No party shall be bound by any communications between them on the subject matter of this Agreement unless the communication is (a) in writing, (b) bears a date contemporaneous with or subsequent to the date of this Agreement, and (c) is agreed to by all parties to this Agreement. On execution of this Agreement, all prior agreements or understandings between the parties on the subject matter of this Agreement shall be null and void.

 25.  Counterpart Execution
      ---------------------
 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and each of which alone, and all of which together, shall constitute one and the same instrument. When each party has executed and delivered a counterpart of this Agreement, the Agreement shall be fully binding on and enforceable by the parties. In making proof of the Agreement it shall not be necessary to produce or account for any counterpart other than the counterpart signed by a party against whom this Agreement is to be enforced.


 Signed this ______________.


 ________________________________        ______________________________
 Brad Jacoby                             Brent Nolan